January 2, 1997

                                    BURRIDGE
                                    CAPITAL
                                  DEVELOPMENT
                                      FUND

                                   PROSPECTUS

                                     (LOGO)


                       BURRIDGE CAPITAL DEVELOPMENT FUND

                            115 South LaSalle Street
                            Chicago, Illinois 60603

                                 (888) BURRIDGE
                                (1-888-287-7434)

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                                                             January 2, 1997

       BURRIDGE CAPITAL DEVELOPMENT FUND (THE "FUND"), a series of Burridge Funds (the "Trust"), invests for long-term capital appreciation. The Fund attempts to generate long-term capital appreciation and is managed in a tax-sensitive manner. The Fund purchases common stocks believed to have superior earnings growth potential and attempts to maximize long-term and unrealized capital gains in producing investment returns.

       THE FUND is a "no-load" fund. There are no sales or redemption charges, and there are no "12b-1" fees.

       This Prospectus is a concise statement of information you should know before investing. Please retain it for future reference.

       A Statement of Additional Information regarding the Fund dated the date of this Prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated in this Prospectus by reference. The Statement of Additional Information may be obtained without charge by calling or writing the Trust at the telephone numbers or address shown above.

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         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
                 COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS
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                                                                        Page
HIGHLIGHTS............................................................... 1
EXPENSE INFORMATION...................................................... 2
INVESTMENT OBJECTIVE AND POLICIES........................................ 3
INVESTMENT PROCESS......................................................  3
RISKS.................................................................... 4
INVESTMENT RESTRICTIONS.................................................. 4
PURCHASING SHARES........................................................ 4
REDEEMING SHARES........................................................  5
NET ASSET VALUE.......................................................... 6
SHAREHOLDER SERVICES..................................................... 6
  Shareholder Accounts .................................................. 6
  IRA Plan for Rollover Accounts ........................................ 6
DIVIDENDS AND DISTRIBUTIONS.............................................. 6
TAXES.................................................................... 7
MANAGEMENT OF THE FUND................................................... 7
  The Trustees .......................................................... 7
  The Adviser ........................................................... 7
  Administrator, Custodian and Transfer Agent ........................... 8
  Distributor ........................................................... 8
  Portfolio Transactions ................................................ 8
  Performance ........................................................... 8
THE FUND AND ITS SHARES...................................................9
  Shares ................................................................ 9
  Voting Rights ......................................................... 9
  Shareholder Inquiries ................................................. 9



HIGHLIGHTS
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Burridge Capital Development Fund (the "Fund") is a series of Burridge Funds
(the "Trust"). The Fund is a "no-load" fund. There are no sales or redemption charges, and no 12b-1 fees.

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is long-term capital appreciation. The Fund focuses on after-tax investment returns for its shareholders. The Fund employs a growth-oriented investment approach to create a diversified portfolio of medium and large capitalization common stocks. The Adviser believes that long-term capital appreciation can be achieved by purchasing stocks of companies with superior operating fundamentals relative to its industry group and the broad market, at attractive levels. In managing the Fund, the Adviser analyzes the tax consequences of position changes to the Fund and its shareholders subject to federal income tax. The Adviser attempts to maximize long-term capital gains and unrealized capital gains, and minimize short-term capital gains and ordinary income, as components of the Fund's investment returns. See "Investment Objective and Policies."

INVESTMENT RISKS
The Fund's performance and price per share will change daily based on many factors, including general economic and market conditions and the performance of individual stocks selected for the Fund's portfolio. The Fund is intended as a long-term investment for investors willing to bear the volatility inherent in any investment in common stocks. There can be no assurance that the Fund will achieve its investment objective.

MINIMUM PURCHASE
$500,000 for initial investments and $5,000 for subsequent investments. Some exceptions apply. See "Purchasing Shares."

DIVIDENDS AND CAPITAL GAINS
Income dividends and capital gains, if any, are distributed at least annually. Distributions are automatically reinvested in additional shares at net asset value unless payment in cash is requested. See "Dividends and Distributions."

REDEMPTION PRICE
Current net asset value, without charge. See "Redeeming Shares."

INVESTMENT ADVISER
The Burridge Group LLC (the "Adviser") is investment adviser to the Fund. The Adviser managed over $1.4 billion in assets as of December 31, 1996. See "Management of the Fund-The Adviser."

EXPENSES
The Fund pays its own operating expenses, including a management fee to the Adviser of 1.00% of the Fund"s average daily net assets. The Adviser has undertaken to reimburse the Fund for any ordinary costs and expenses of the Fund in excess of 1.50% of the average net assets annually. See "Management of the Fund-The Adviser."

DISTRIBUTOR
Funds Distributor, Inc.

EXPENSE INFORMATION
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The Fund expects to incur the following expenses:

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                          none
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)                          none
Deferred Sales Load                                            none
Redemption Fees <F1>                                           none

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)
Management Fees                                               1.00%
12b-1 Fees                                                     none
Other Expenses (after expense reimbursement) <F2>             0.50%
Total Operating Expenses  (after expense reimbursement)       1.50%
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<F1> The Fund does not charge a redemption fee. A wire transfer fee (currently
     $12) is required to have the proceeds of a redemption paid to you by wire transfer.

<F2> The Adviser has undertaken to reimburse the Fund to the extent its ordinary operating expenses exceed 1.50% of the Fund"s average net assets annually. Without the Adviser"s expense limitation, Other Expenses would be estimated to be 2.35% and Total Operating Expenses would then be 3.35%. See "Management of the Fund-The Adviser" in this Prospectus for more information.

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The estimate of "Other Expenses" is based on the estimated expenses the Fund expects to incur during its current fiscal year, taking into account the Adviser's voluntary expense limitation.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and expenses as shown in the "Annual Operating Expenses" table above and (2) redemption at the end of each time period:

                       1 year                $15
                       3 years               $48

This example illustrates the effect of expenses, but is not meant to suggest actual PAST OR FUTURE EXPENSES or returns, all of which may be more or less than those shown in the example.

INVESTMENT OBJECTIVE AND POLICIES
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The Fund's investment objective is long-term capital appreciation. The Fund focuses on after-tax investment returns for its shareholders. The Fund employs a growth-oriented investment approach to create a diversified portfolio of medium and large capitalization common stocks. The Adviser believes that long-term capital appreciation can be achieved by purchasing stocks of companies with superior operating fundamentals relative to its industry group and the broad market, at attractive levels. In managing the Fund, the Adviser analyzes the tax consequences of position changes to the Fund and its shareholders subject to federal income tax. The Adviser attempts to maximize long-term capital gains and unrealized capital gains, and minimize short-term capital gains and ordinary income, as components of the Fund's investment returns.

Under normal market conditions, the Fund expects to be substantially fully invested in common stocks of medium and large growth companies generally having a market capitalization in excess of $1 billion.

INVESTMENT PROCESS
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The Adviser uses a disciplined investment process in managing the Fund's portfolio. The first step is the identification of those companies exhibiting superior operating characteristics and fundamentals which the Adviser believes are important to potential above average and sustainable earnings growth. Among other things, the Adviser looks for:

- historic long-term earnings growth of 15% or more for medium-sized companies and 12% or more for large-sized companies and projected long-term earnings growth of 15% or more for all companies;

-  a focus in one business segment;

-  an increasing market share versus industry competition;

-  stable or increasing margins versus industry competition;

- a strong balance sheet relative to its industry group as measured by the ratio of debt to capital; and

-  a proven and effective management team.

In conducting disciplined fundamental research, the investment team focuses on industry fundamentals, a company's products or services, its revenue growth prospects, its costs and margins and the strategic business plan of management. As a long-term investor, the Adviser believes personal visits with senior management are an important element of its fundamental research and security valuation. Through this research process, the Adviser projects quarterly and annual earnings growth for those companies being considered for purchase and those held by the Fund.

Although investing in companies with superior earnings growth is important, the Adviser applies a valuation discipline in order to eliminate those securities that may be overvalued. The key valuation discipline used by the Adviser is based on projected long-term earnings growth and price/earnings ratios.
The Fund's portfolio generally consists of investments in approximately 20 to 50 companies, based on a "bottom-up" approach where individual companies meet the operating characteristics outlined above and the Fund's valuation discipline. In order to insure broad diversification and control risk in the Fund's portfolio, the Fund maintains representation in most economic sectors. Investments are made in sectors and industry groups in which the greatest earnings growth is found at the most attractive prices.

The Fund is managed with a focus on after-tax returns and attempts to maximize long-term capital gains and unrealized capital gains as components of investment return. The Fund invests in stocks which pay below average dividends and under normal market conditions expects its portfolio turnover rate to be below 50%, to minimize the amount of ordinary income and short-term capital gains created for shareholders. A decision to sell a portfolio security is based on, among other things, a company's long-term prospects for continued earnings growth relative to its stock's price/earnings ratio and the tax effect of the sale. The Adviser expects to offset realized capital gains by selling stocks in which the Fund has a loss, to the extent losses are available and the sale of the security would be consistent with prudent portfolio management.

The Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Fund may also invest in convertible securities, options and futures to a limited extent. For a more complete explanation, please refer to the Statement of Additional Information. The Fund may invest up to 10% of its total assets in American Depository Receipts (ADRs), which are securities traded in the United States but representing interests in foreign securities. A portion of the Fund's assets (not ordinarily expected to exceed about 5% of the Fund's total assets) may be held from time to time in cash or cash equivalents pending investment or to meet cash requirements. Up to 100% of the Fund's assets may be held in cash or cash equivalents under abnormal market or economic conditions if the Adviser determines that a temporary defensive position is advisable. Because the Fund tries to minimize ordinary income subject to income tax, cash equivalents held by the Fund may include high-quality, short-term municipal securities producing income exempt from federal income tax.

RISKS
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The Fund's performance and price per share will change daily based on many factors, including general economic and market conditions and the performance of individual stocks selected for the Fund's portfolio. The Fund is intended as a long-term investment for investors willing to bear the volatility inherent in any investment in common stocks. The Fund's intention is to maximize after-tax returns for investors subject to income tax. An investor not subject to federal income tax may invest in the Fund, but should consider whether an investment as sensitive to tax consequences as the Fund is appropriate. There can be no assurance that the Fund will achieve its investment objective.

Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Medium-sized companies, as compared to larger companies, may have a shorter history of operations, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their securities.

Investment in ADRs representing foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of investing in ADRs include less complete financial information on issuers of the underlying securities, less developed and regulated markets, and greater political instability.

The Fund's investment objective and policies may be changed by the Trust's board of trustees without shareholder approval. However, shareholder approval is required for changes in the Fund's fundamental investment restrictions. Any change in the investment objective of the Fund might result in the Fund having an investment objective that differs from the investment objective a shareholder considered appropriate when investing.

INVESTMENT RESTRICTIONS
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The Fund has adopted the following investment restrictions, among others, that may be changed only with the approval of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940. The Fund may not: (1) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of a particular purchase) in the securities of any single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities; (2) acquire more than 10% (taken at the time of a particular purchase) of the outstanding voting securities of any one issuer; or (3) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in a single industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. All of the investment restrictions of the Fund are stated in the Statement of Additional Information.

PURCHASING SHARES
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Shares of the Fund may be purchased by completing a share purchase application and forwarding it, together with a check for the investment, directly to the Fund c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-9388. The transfer agent is unable to accept third party checks both on initial and subsequent share purchases.

DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. To establish a new account by wire please first call Firstar at 1-888-287-7434 to advise it of the investment and dollar amount. This will ensure proper and accurate handling of your investment. A completed share purchase application form must also be sent to Firstar at the address above immediately after your investment is made so that the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

   Firstar Bank Milwaukee, N.A.
   777 East Wisconsin Avenue
   ABA Number 075000022
   For credit to Firstar Trust M.F.S.
   Account Number 112-952-137
   For further credit to Burridge Capital Development Fund
   (Your account name and account number)

If you have authorized telephone transaction privileges in your application, you may also make purchases by calling toll free 1-888-287-7434. By using a telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have shares of the Fund purchased at the net asset value determined as of the close of regular trading on a given date, Firstar must receive both the purchase order and payment by Electronic Funds Transfer through the ACH system before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephonic transactions for initial purchases. The minimum amount that can be transferred by telephone is $10,000.

PURCHASING SHARES  (continued)
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The purchase price of shares in the Fund is the net asset value per share next computed after receipt by Firstar, as agent for the Fund, of an order completed in accordance with the instructions on the account application. Your order must be received by Firstar before the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) to receive the net asset value calculated on that day. See "Net Asset Value." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The minimum initial investment to open an account is $500,000, and subsequent investments must be at least $5,000. Exceptions to the minimum investment requirements may be made at the discretion of the Adviser including, without limitation, for employees of the Adviser or investors who are, or are related to, clients of the Adviser.

You may also purchase (or redeem) shares through investment dealers or other institutions. Certain institutions that have entered into agreements with the Fund or its Distributor may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges for their services, and those charges could constitute a significant portion of a smaller account. There are no charges or limitations imposed by the Fund (other than nominal charges for returned checks, and similar items, as described in this Prospectus) if shares are purchased (or redeemed) by mailing your purchase application and payment for shares directly to Firstar as described in this prospectus.

The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. The Fund believes that frequent purchases and redemptions of Fund shares by investors utilizing market-timing strategies would adversely affect the Fund. The Fund therefore intends to reject purchase orders from investors identified by the Fund as market-timers. Should an order to purchase shares of the Fund be canceled because a shareholder's check does not clear, the shareholder will be responsible for any resulting loss incurred by the Fund. A charge (currently $20) will be assessed for any returned check.

The Fund does not issue share certificates.

REDEEMING SHARES
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You may redeem your Fund's shares at the net asset value next determined after the request is received by Firstar, as agent for the Fund, in writing or by telephone. Telephone redemptions are limited to $50,000. Your redemption request in proper form must be received by Firstar before the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) to receive the net asset value calculated on that day. See "Net Asset Value."

To redeem shares in writing, a written request must be received by Firstar. A written request for redemption must be signed by all persons in whose names the shares are registered. Redemption requests received by facsimile transmission or other electronic means will not be accepted. Signatures must conform exactly to the account registration.

DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
A signature guarantee is required on the written redemption request if (i) the redemption proceeds are to be sent to a bank or brokerage account not previously authorized by the shareholder in accordance with the instructions on the account application, (ii) the proceeds of the requested redemption would be more than $50,000, or (iii) THE ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS. The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. CHECKS TO THIRD PARTIES OTHER THAN A BANK OR BROKERAGE ACCOUNT AS AUTHORIZED ABOVE ARE NOT PERMITTED. Redemption checks will not be forwarded if the redeeming shareholder moves. The redemption request should also indicate the change of address and include a signature guarantee.

Telephone redemptions of not more than $50,000 can be authorized on the account application. If telephone redemptions are authorized, the Fund will honor requests by telephone at (888) BURRIDGE (1-888-287-7434). Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on the purchase application and recording the conversation. You bear the risk of any loss that might result from a fraudulent instruction, although the Fund may bear such risk if reasonable procedures were not used. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account you designated, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Fund reserves the right to record all telephone redemption requests.

REDEEMING SHARES  (continued)
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The redemption price per share is the net asset value next determined after receipt of the redemption request, which may be more or less than your cost depending upon the value of the Fund's investment securities at the time of redemption. See "Net Asset Value."

Payment for shares redeemed is made by check or wire. Payment by check normally is mailed within seven days after receipt of the redemption request in proper form. If specified in the account application, the check will be payable and sent to a designated financial institution. A wire will be sent only to your bank or brokerage account as shown on the account application. Wire requests generally are paid the next business day, after deduction of the cost of the wire transfer (currently $12). That charge and any similar service fee may be changed without prior notice to shareholders. Wires to third parties are not permitted.

The Fund may suspend or postpone the right of redemption at times when trading on the NYSE is restricted or as otherwise permitted by the Securities and Exchange Commission. If you attempt to redeem shares within 15 days after they have been purchased by check, the Fund may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received which may take up to 15 days from purchase.

The Fund reserves the right to redeem shares in any account with a balance of less than 80% of the applicable minimum initial investment ($400,000) in share value. Prior to any such redemption, the Fund will give the shareholder 30 days' written notice during which time you may increase your investment to avoid having your shares redeemed. The minimum balance will be waived if the account balance drops below the applicable minimum due to market activity.

NET ASSET VALUE
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The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request.

The net asset value of a share of the Fund is determined as of the close of regular session trading on the NYSE (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The net asset value per share is determined by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at the last sale price or, if there have been no sales on the valuation day, at the mean between the most recent bid and asked prices. Other securities traded over the counter are valued at the mean between the last reported bid and asked prices. Other assets and securities are valued by methods the Fund's board of trustees believes will determine a fair value.

SHAREHOLDER SERVICES
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SHAREHOLDER ACCOUNTS. You will receive an annual account statement showing transactions in Fund shares with a balance denominated in Fund shares. In addition, confirmations are sent to you upon purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from Firstar Trust Company.

IRA PLAN FOR ROLLOVER ACCOUNTS. The Fund has a prototype Individual Retirement Account ("IRA") plan for your rollover IRA. The minimum investment in an IRA account is $500,000. Call (888) BURRIDGE (1-888-287-7434) for an IRA booklet and application. Because the Fund's intention is to maximize after-tax returns for investors subject to federal income tax, an IRA investor should consider whether an investment in the Fund is appropriate.

DIVIDENDS AND DISTRIBUTIONS
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You may receive two kinds of distributions from the Fund: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to your account at net asset value per share unless you have requested on the account application or in writing that distributions be paid in cash. The Fund expects to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually.

TAXES
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Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified social security or other tax identification number;

- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

These certifications are contained in the Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

MANAGEMENT OF THE FUND
------------------------------------------------------------------------------
THE TRUSTEES. The board of trustees has overall responsibility for the conduct of the Trust's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by the shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote, at a meeting called for that purpose, of two-thirds of the Fund's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

THE ADVISER. The Fund's investment adviser is The Burridge Group LLC. The Adviser employs a growth oriented investment approach in creating a diversified portfolio of equities for corporate, public, and Taft-Hartley pension plans, endowments, foundations and private investors. As of December 31, 1996, it managed over $1.4 billion in assets for clients, including over $400 million for taxable accounts.

The Adviser manages the investment and reinvestment of the assets of the Fund. In addition, the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering the Fund's day-to-day operations, and provides shareholder and investor services.

For its services, the Fund pays the Adviser a fee, accrued daily and paid monthly, based on its average daily net asset value at the annual rates of 1.00% of the first $500 million, 0.85% of average daily net assets in excess of $500 million, and 0.75% of average daily net assets in excess of $1 billion. The anticipated overall expense ratio is shown in the "Expense Information" table in this Prospectus.

In addition, the Adviser has voluntarily undertaken to limit the Fund's expenses (including the advisory fee but excluding extraordinary costs or expenses not incurred in the ordinary course of the Fund's operations) to 1.50% of the Fund's average daily net assets.

The Adviser employs a team of investment professionals who participate in investment strategy formulation and security selection. The individual responsible for overseeing the implementation of the Adviser's strategy for the Fund is Richard M. Burridge.

Mr. Burridge is chairman and chief investment officer of the Adviser. He has been engaged in the investment management business since 1974 and, with Kenneth
M. Arenberg, founded the Adviser's predecessor in 1986. Mr. Burridge holds a B.S. from the University of Colorado and is a Chartered Financial Analyst.

The Adviser is a Delaware limited liability company, the Manager Member of which is The Burridge Group Inc., an Illinois corporation ("Burridge Inc."). Presently, seven principals, including Richard M. Burridge and Kenneth M. Arenberg, hold member interests in the Adviser representing an interest in the aggregate of 45% of the Adviser's profits, subject to reduction under certain conditions. The remaining interest in the profits of the Adviser is owned by Affiliated Managers Group, Inc. ("AMG"). Burridge Inc. is a wholly owned subsidiary of AMG.

MANAGEMENT OF THE FUND (continued)
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AMG is a Delaware corporation which has its offices at Two International Place,
Boston, MA 02110. AMG may be deemed to have as its ultimate parent TA Associates, Inc., a Delaware corporation. The address of TA Associates, Inc. is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110.

The offices of the Adviser are located at 115 South LaSalle Street, Chicago, Illinois 60603.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-9388, is the Fund's Administrator and generally assists the Fund in all aspects of its administration and operation. Firstar is also the Fund's custodian and transfer agent. Firstar is responsible for maintaining many of the Fund's books and records, handling compliance and regulatory issues, processing purchase and redemption requests, shareholder services and safekeeping of the Fund's securities.

DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, is the distributor of shares of the Fund. Fees for the Distributor's services are paid by the Adviser from its own resources. See the Statement of Additional Information for more information.

PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for the Fund and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the responsibility of the Adviser. In general, the Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

The Adviser may consider research services provided by the broker or dealer, some of which may be useful to the Adviser in its other business functions. To the extent such research services are taken into account, the execution price paid may be higher, but only in reasonable relation to the benefit of such research services as determined in good faith by the Adviser. The Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of the Fund, but only if the Adviser reasonably believes that the execution and commission are comparable to those available from other qualified firms.

The Fund's portfolio turnover rate will vary from year to year, but is expected to be below 50% under normal market conditions.

PERFORMANCE. From time to time, in advertisements and sales literature, the Fund may present information regarding the total return on a hypothetical investment in the Fund for various periods of performance and may make comparisons of such total return to various stock indexes (groups of unmanaged common stocks), to the Consumer Price Index, or to groups of comparable mutual funds.

Total return for a period is the percentage change in value during the period of an investment in the Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes will not be taken into account.

In addition to the figures described above, the Fund might use rankings or ratings determined by Lipper Analytical Services, Inc., Morningstar, Inc., or another service to compare the performance of the Fund with the performance of
(i) other funds of similar size and investment objective or (ii) broader groups of funds. The Fund may also provide information about, or compare its performance to, the historical returns on various types of financial assets.

Performance of the Fund will vary from time to time, and past results are not indicative of likely future performance. Performance information supplied by the Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

THE FUND AND ITS SHARES
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The Fund was organized as a Massachusetts business trust on August 30, 1996 and is an open-end, diversified management investment company.

SHARES. Under the terms of the Agreement and Declaration of Trust, the Fund may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Burridge Capital Development Fund is currently the only series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

Under Massachusetts law, the shareholders of the Fund may, under certain circumstances believed to be remote, be held personally liable for the Fund's obligations. However, the Trust's Agreement and Declaration of Trust disclaims liability of shareholders, the Trust's trustees, or the Fund's officers for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Trust's Agreement and Declaration of Trust provides for indemnification out of the assets of the Fund of all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS. Each share has one vote and fractional shares have fractional votes. The Fund does not intend to hold annual meetings of shareholders. A special meeting of Shareholders may be called by the board of trustees, chairman or president, or, under certain conditions, by the holders of at least 10% of the Trust's outstanding shares.

SHAREHOLDER INQUIRIES. Inquiries should be addressed to Burridge Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-9388. Telephone inquiries may be made at (888) BURRIDGE (1-888-287-7434).


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SHAREHOLDER SERVICES:
Burridge Funds
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-9388
(888) BURRIDGE
(1-888-287-7434)

INVESTMENT ADVISER:
The Burridge Group LLC
Chicago, IL

DISTRIBUTOR:
Funds Distributor Inc.
Boston, MA

CUSTODIAN AND TRANSFER AGENT:
Firstar Trust Company
Milwaukee, WI

INDEPENDENT AUDITORS:
Arthur Andersen LLP
Chicago, IL

LEGAL COUNSEL:
Bell, Boyd & Lloyd
Chicago, IL